                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

                              INVESTMENT COMPANIES

Investment Company Act file number  811-05083

           WORLDWIDE INSURANCE TRUST - WORLDWIDE EMERGING MARKETS FUND
               (Exact name of registrant as specified in charter)

                       99 Park Avenue, New York, NY 10016
               (Address of principal executive offices) (Zip code)

                         Van Eck Associates Corporation
                       99 PARK AVENUE, NEW YORK, NY 10016
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 687-5200

Date of fiscal year end:  DECEMBER 31

Date of reporting period: JUNE 30, 2008

>

Item 1. REPORT TO SHAREHOLDERS.

SEMI-ANNUAL REPORT

J U N E  3 0 ,  2 0 0 8

( u n a u d i t e d )

Worldwide Insurance Trust

        WORLDWIDE EMERGING MARKETS FUND

The information in the shareholder letter represents the personal opinions of the management team members and may differ from those of other portfolio managers or of the firm as a whole. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Also, please note that any discussion of the Fund’s holdings, the Fund’s performance, and the views of the management team members are as of June 30, 2008, and are subject to change.

Worldwide Emerging Markets Fund

Dear Shareholder:

The Initial Class shares of the Van Eck Worldwide Emerging Markets Fund fell 16.53% for the six months ended June 30, 2008. In comparison, emerging markets equities as measured by the Fund’s benchmark index, the Morgan Stanley Capital International Emerging Markets (MSCI EM) Index1, returned -11.64% for the same period. We attribute the Fund’s underperformance to its higher weighting in smaller-capitalization companies relative to its benchmark. The first half of 2008 was a period that was marked by considerable uncertainly within global equity markets, and emerging markets investors demonstrated a preference for the perceived safety of larger-cap equities. With this said, we are pleased that your Fund outperformed the MSCI EM Small Cap Index2 which declined 21.91% in the first half.

Market and Economic Review
For the six months ended June 30, 2008, a generally unfavorable global environment for equities prevailed. At this writing, the outlook for global growth has been severely hampered by the ongoing financial sector crisis and the ensuing economic slowdown among the developed markets. Soaring commodity prices, particularly energy, metals and agricultural products, has greatly dampened the global economic climate and increased concerns about worldwide inflation. Despite these challenges, emerging market equity returns for the six-month period outpaced those of the broader U.S. equity market and the developed international markets, as measured by the Standard & Poor’s (S&P) 500 Index3 (-11.91%) and the MSCI EAFE (Europe, Australasia and the Far East) Index4 (-10.58%), respectively.

Although emerging markets as a whole performed in line with developed markets in the first half, there was a notable divergence in returns within the asset class, among regions and capitalization levels. For example, Latin American equities posted the greatest gains of the three major emerging markets regions, with the MSCI EM Latin America Index5 gaining 9.41% in the first half in U.S. dollar terms. Within Latin America, high commodity prices supported Brazil (12.96% in U.S. dollar terms), despite local rate hikes to combat inflationary pressures. The Emerging Europe, Middle East and Africa (EMEA) region also outperformed the benchmark index by producing a
-6.08% return in U.S. dollar terms for the six months, as measured by the MSCI EM EMEA Index6. Strong energy prices carried Russian and Middle Eastern equities, while high current account deficits and inflation weighed on Turkish, South African and select Eastern European markets. Of the three major regions, Emerging Asia was definitely the weakest for the period, declining 21.91% in U.S. dollar terms as measured by the MSCI EM Asia Index7. Valuations continued to converge as Indian and domestic Chinese stocks were aggressively sold down from previous lofty levels. Taiwan was Asia’s top performer (-5.50% in U.S. dollar terms) as March’s presidential elections ushered in a market-friendly regime with proposals for a combination of infrastructure spending, financial deregulation and better cross-straits relations.

From a capitalization perspective, smaller-capitalization emerging markets equities suffered from mounting risk aversion in the first half, and underperformed their large-cap counterparts. By comparison, the MSCI EM Small Cap Index fell 21.91% versus an 11.64% decline for the larger-cap MSCI EM Index (in U.S. dollar terms). The outperformance of large-cap stocks within emerging markets was driven by an increasingly narrow list of global cyclical stocks in the energy and commodities sectors. By contrast, small- and mid-capitalization emerging markets stocks have a greater bias towards domestic consumption. In addition, we believe that forced de-leveraging from hedge funds, on the back of the global credit crisis, also played a key roll in the relative underperformance of smaller-caps, as hedge funds exited less liquid positions. This performance dichotomy has certainly occurred in the past, but each time small- and mid-caps have recovered.

Fund Review
As mentioned above, despite underperforming its broader benchmark index, the Fund outperformed the MSCI EM Small Cap Index on a year-to-date basis. In addition, the Fund significantly outperformed both indices coming out of the trough marked by this year’s mid-March correction. This outperformance, which followed the nadir of the

Worldwide Emerging Markets Fund

Bear Stearns collapse, is due to selectively adding to positions which we believed were either oversold (Ultrapetrol, KazMunaiGas; 0.9% and 3.8%, respectively, of Fund net assets as of June 30, 2008) or by making opportunistic additions to the Fund’s portfolio (Israel Chemicals, Olam International, Taewoong Co; 1.3%, 0.8%, and 2.5%, respectively, of Fund net assets†). We also reduced the Fund’s exposure to a number of small-and mid-cap holdings that we believed had tremendous value but lacked a near-term catalyst to realize that gap. However, we have not changed our relatively higher overall exposure to small- and mid-cap stocks as we continue to see an appealing balance of growth at attractive valuations.

Top performers for the Fund during the semi-annual period included a pair of defensive Turkish companies. BIM Birlesik Magazalar (1.3% of Fund net assets†) has flourished amid unfavorable economic conditions as consumption preferences have invariably shifted to the hard-discount format, supporting the retailer’s same-store sales growth. The Fund has also benefited from its investment in Tekfen Holdings (0.8% of Fund net assets†), a conglomerate with primary interests in construction and agri-industries. Strong construction spending from the oil-rich Middle East, North Africa and CIS (Commonwealth of Independent States) regions has provided Tekfen with a healthy backlog of construction projects. Kazakhstan’s Eurasian Natural Resources Corp. (1.1% of Fund net assets†) was another star performer for the Fund, as management has outlined impressive project expansions across a range of commodities. In addition, the diversified miner is self sufficient in coal and power production, allowing the company to rank globally as one of the lowest cost producers of both ferroalloys and iron ore.

Negative contributions to the Fund’s results in the first half included Philippine real estate developer, Megaworld Corp. (0.9% of Fund net assets†). Heightened competition and increased costs have begun to weigh heavily on the developer’s profitability and its stock price. India was also a significant source of value erosion over the past six months, with GVK Power & Infrastructure, Reliance Capital and ICSA (India) detracting from the Fund’s return (1.0%, 1.8%, and 0.7%, respectively, of Fund net assets†). While corporate earnings and economic growth in India have met investor expectations thus far, recent developments have been mostly negative, dampening sentiment. Inflation management appears to be the key priority for India’s Reserve Bank and this challenge has increased the level of investment risk.

* * *

As we head into the second half of 2008, the Fund maintains an overweight position in Asia, while holding a neutral stance in EMEA, and an underweight position in Latin America, relative to its benchmark index. Within the Fund’s Asian holdings, we continue to heavily underweight South Korea and Taiwan due to the technology-heavy and U.S. consumer-dependent nature of their heavily export-geared economies. Although neutral overall in the EMEA region, the Fund has a noticeable underweighting in South Africa given our negative view on its economy. South Africa’s current cycle of interest-rate tightening has been prolonged in response to rising inflation pressures, and ongoing power shortages continue to cloud the country’s outlook. The primary reason for our underweight position in Latin America is due to our tepid outlook on the Mexican market, which is closely tied to U.S. market performance. Finally, the Fund has overweight positions based on stock specific factors, which include holdings in China, Malaysia, and Kazakhstan.

We are optimistic about the prospects for emerging markets and continue to favor small- and mid-cap emerging market equities. Over the long term, despite leadership rotation, emerging markets small- and mid-cap equities have performed comparably to their large-cap brethren. Despite the recent underperformance, we are confident that smaller-cap equities will once again take the lead, as has historically been the pattern, just prior to the bottom of the current economic cycle and are likely to maintain this lead on the upside.

Additional risks include inflation and the subsequent monetary policy responses by central banks, especially in larger emerging markets economies such as Brazil, Russia, India and China, where modest benchmark interest rate increases

Worldwide Emerging Markets Fund

have been initiated to combat the inflationary pressures caused by rising energy, commodity and agricultural costs. A sharp drop in these prices could also be a potential risk for emerging markets. However, we believe that current economic growth and infrastructure investments throughout the developing world will generally allow commodity prices to remain relatively strong, albeit with a decline from current elevated levels. Furthermore, the probability of further downgrades in 2008 and 2009 earnings estimates is also cause for concern. In our opinion, emerging markets earnings estimates have been unjustifiably resilient year-to-date, given the slowdown of developed market economies. Although earnings estimates have been revised downward somewhat in the first half, we believe additional downgrades are likely in the near term.

In conclusion, we are strong long-term believers in the emerging markets asset class. For the remainder of the year, we foresee the potential for choppy performance given that the emerging markets are influenced by U.S. economic conditions. We believe that the possibility of a second-half rally is likely to be data dependent. If risk aversion dissipates and economic data from the U.S. improves, we would anticipate that emerging markets would stand to benefit.

Investors should be aware that by investing in emerging markets, the Fund is exposed to certain risks. You can lose money by investing in the Fund. Any investment in the Fund should be part of an overall investment program, not a complete program. The Fund is subject to the risks associated with its investments in emerging market securities, which tend to be more volatile and less liquid than securities traded in developed countries. The Fund’s investments in foreign securities involve risks related to adverse political and economic developments unique to a country or a region, currency fluctuations or controls, and the possibility of arbitrary action by foreign governments, including the takeover of property without adequate compensation or imposition of prohibitive taxation. The Fund is subject to risks associated with investments in debt securities, derivatives, commodity-linked instruments, illiquid securities, asset-backed securities, CMOs and small- or mid-

cap companies. The Fund is also subject to inflation risk, short-sales risk, market risk, non-diversification risk and leverage risk. Please see the prospectus for information on these and other risk considerations.

We appreciate your participation in the Van Eck Worldwide Emerging Markets Fund and look forward to helping you meet your investment goals in the future.

David A. Semple
Portfolio Manager

July 25, 2008

Worldwide Emerging Markets Fund

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted. Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. These returns do not take variable annuity/life fees and expenses into account. Performance information current to the most recent month end is available by calling 1.800.826.2333.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life insurance and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company’s charges, fees and expenses for these benefits are not reflected in this report or in the Fund’s performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

† All Fund assets referenced are Total Net Assets as of June 30, 2008.

All indices listed are unmanaged indices and do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

1 The Morgan Stanley Capital International Emerging Markets (MSCI EM) Index is calculated with dividends reinvested. The Index captures 60% of the publicly traded equities in each industry for approximately 25 emerging markets.

2 The MSCI EM Small Cap Index is part of the MSCI Global Small Cap Index, which measures a total of approximately 5,600 small-cap securities; the EM Small Cap Index includes 25 country indices plus regional and global indices.

3 The Standard & Poor’s (S&P) 500 Index is calculated with dividends reinvested. The Index consists of 500 widely held common stocks covering industrial, utility, financial and transportation sectors.

4 The MSCI EAFE Index is an unmanaged capitalization-weighted index containing approximately 1,100 equity securities of companies located in Europe, Australasia and the Far East.

5 The MSCI EM Latin America Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in Latin America.

6 The MSCI EM EMEA (Emerging Europe, Middle East and Africa) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the emerging market countries of Europe, the Middle East & Africa.

7 The MSCI EM Asia Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the emerging market countries of Asia.

Please note all regional and market returns are in U.S. dollar terms (unless otherwise specified), are based on country-specific stock market indices and reflect the reinvestment of any dividends if applicable.

Worldwide Emerging Markets Fund

Geographical Weightings*
as of June 30, 2008
(unaudited)

Top Sector Breakdown**
as of June 30, 2008 (unaudited)
Industrial	21.5%
Energy	17.9%
Financial	17.1%
Consumer Non-Cyclical	10.3%
Basic Materials	10.0%
Consumer Cyclical	8.4%
Technology	4.1%
Communications	3.5%
Diversified	2.4%
Utilities	1.1%
Money Market Fund	3.7%

*	Percentage of net assets.
**	Percentage of investments.
Portfolio is subject to change.

Worldwide Emerging Markets Fund

Top Ten Equity Holdings
June 30, 2008* (unaudited)

KazMunaiGas Exploration Production (KMG EP) (Kazakhstan, 3.8%)
KMG EP is the second largest oil company in Kazakhstan. The company carried out its initial public offering on the Kazakhstan Stock Exchange in September 2006. The company seeks to increase its oil production and replace reserves both through acquisitions and exploration in the longer term.

LUKOIL (Russia, 3.7%)
LUKOIL explores for, produces, refines, transports and markets oil and gas, mainly from Western Siberia. The company also manufactures petrochemicals, fuels and other petroleum products. LUKOIL operates refineries and gasoline filling stations in Russia and the U.S. The company transports oil through pipelines and petroleum products with its fleet of ships.

KNM Group BHD (Malaysia, 3.6%)
KNM Group is an investment holding company whose subsidiaries and associated companies are involved in integrated systems design and engineering, international procurement, manufacture of process equipments for the oil, gas, petrochemical and minerals processing industries.

Cia Vale do Rio Doce (CVRD) (Brazil, 3.6%)
CVRD produces and sells iron ore, pellets, manganese, iron alloys, gold, kaolin, bauxite, alumina, aluminum and potash. The company owns stakes in several steel companies. CVRD also owns and operates railroads and maritime terminals in Brazil.

Gazprom OAO (Russia, 2.9%)
Gazprom extracts, transports, stores, and sells natural gas. The company owns and operates Russia’s Unified Gas Supply System. Gazprom has a monopoly in supplying gas in the Russian Federation and exports natural gas to Western Europe.

Petróleo Brasileiro S.A. (Brazil, 2.8%)
Petrobras explores for, produces, refines, transports and markets petroleum and petroleum products, including gasoline, diesel oil, jet fuel, aromatic extracts, petrochemicals and turpentine. The company operates refineries, oil tankers and a distribution pipeline grid in Brazil and markets its products in Brazil and abroad.

Taewoong Co. Ltd. (South Korea, 2.5%)
Taewoong manufactures open die forging products that are used in the heavy industrial fields, such as petrochemical plant, shipbuilding, aviation, power plants, nuclear power plants, and industrial equipments primarily in South Korea. The company is also one of the world’s largest manufacturers of forged parts for wind energy.

Wilmar International Ltd. (Singapore, 2.3%)
Wilmar International is involved in oil palm cultivation and milling. The company refines, processes, brands, trades and distributes palm oil and lauric-related products. Wilmar also trades in soya bean, crude soya bean oil, grains and fertilizer.

Yanzhou Coal Mining Co. Ltd. (China, 1.8%)
Yanzhou Coal Mining operates underground mining and coal preparation and operation businesses. Its products are sold in domestic and international markets. The company also provides railway transportation services.

Reliance Capital Ltd. (India, 1.8%)
Reliance Capital is one of India’s leading and fastest growing private sector financial services companies. The company has interests in myriad financial services activities, including asset management and mutual funds, life and general insurance, private equity and proprietary investments.

*Portfolio is subject to change.
 Company descriptions courtesy of Bloomberg.com.

Worldwide Emerging Markets Fund

Explanation of Expenses (unaudited)

Hypothetical $1,000 investment at beginning of period

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2008 to June 30, 2008.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as program fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Expenses Paid
		Beginning	Ending	During Period*
		Account Value	Account Value	January 1, 2008–
		January 1, 2008	June 30, 2008	June 30, 2008
Initial Class	Actual	$1,000.00	$ 834.70	$5.57
	Hypothetical**	$1,000.00	$1,018.80	$6.12
Class R1	Actual	$1,000.00	$ 834.70	$5.61
	Hypothetical**	$1,000.00	$1,018.75	$6.17

*

Expenses are equal to the Fund’s annualized expense ratio (for the six months ended June 30, 2008) of 1.22% on Initial Class Shares and 1.23% on the Class R1 Shares, multiplied by the average account value over the period, multiplied by 182 and divided by 366 (to reflect the one-half year period)

**	Assumes annual return of 5% before expenses.

Worldwide Emerging Markets Fund

Schedule of Investments
June 30, 2008 (unaudited)

Number
of Shares		Value

COMMON STOCK: 93.6%
Argentina: 0.8%
180,000	Inversiones y
	Representaciones
	S.A. (GDR)	$2,028,600
Brazil: 13.1%
180,000	Anhanguera Educacional
	Participacoes S.A.	3,020,398
284,000	BR Malls Participacoes S.A.*	2,692,783
482,200	Cia Hering	3,182,382
247,064	Cia Vale do Rio Doce	7,343,646
323,600	Cremer S.A.	3,025,865
316,800	Even Construtora e
	Incorporadora S.A.	1,762,745
345,000	Localiza Rent A CAR S.A.	3,873,745
105,000	Petroleo Brasileiro S.A. (ADR)	7,437,150
178,735	Ultrapetrol (Bahamas) Ltd.*	2,253,848
		34,592,562
China/Hong Kong: 15.2%
6,440,000	Beijing Development
	Hong Kong Ltd.#	2,049,875
1,745,000	China Green Holdings Ltd.#	2,078,705
1,416,000	China Infrastructure Machinery
	Holdings Ltd.#	1,319,629
5,295,000	China Lifestyle Food &
	Beverages#	971,513
6,090,000	China Properties Group Ltd.#	2,335,245
12,434,000	China Rare Earth Holdings Ltd.#	2,425,435
3,000,000	CITIC International Financial*#	2,295,966
1,800,000	Hidili Industry International
	Development#	3,146,070
154,900	Home Inns & Hotels
	Management, Inc. (ADR)*	2,944,649
1,330,000	Lee & Man Paper
	Manufacturing Ltd.#	1,984,279
1,365,000	Pacific Basin Shipping Ltd.#	1,953,145
2,364,000	Peace Mark Holdings Ltd.#	1,646,662
12,967,000	PYI Corp.#	2,574,498
4,340,000	Qin Jia Yuan Media Services
	Co. Ltd.#	2,496,489
1,250,000	Stella International
	Holdings Ltd.#	2,243,573
4,289,200	Tian An China Investment
	Co. Ltd.#	3,043,772
338,200	Tian An China Investment
	Co. Ltd. Warrants*
	(HKD 10.00, expiring 01/02/10)	7,981
2,589,000	Yanzhou Coal Mining Co. Ltd.#	4,826,885
		40,344,371
Number
of Shares		Value

Hungary: 0.6%
35,000	OTP Bank PCL*#	$1,463,956
India: 5.0%
3,380,190	GVK Power &
	Infrastructure Ltd.#	2,713,858
206,500	Hirco PLC (GBP)*#	1,151,439
263,104	ICSA (India) Ltd.#	1,871,854
286,656	Panacea Biotec Ltd.	2,012,089
224,000	Reliance Capital Ltd.#	4,722,994
103,000	Welspun-Gujarat Stahl Ltd.#	728,727
		13,200,961
Indonesia: 1.2%
1,253,000	Astra International Tbk PT#	2,622,726
8,000,000	Mitra Adiperkasa Tbk PT#	442,853
		3,065,579
Israel: 2.1%
150,000	Israel Chemicals Ltd.#	3,490,534
182,500	Queenco Leisure
	International Ltd. (GDR)* R	2,155,037
		5,645,571
Kazakhstan: 7.3%
108,350	Eurasian Natural Resources
	Corp. (GBP)*#	2,854,789
292,000	Halyk Savings Bank
	Kazakhstan (GDR) Reg S#	4,485,590
60,000	Kazakhstan Kagazy PLC
	(GDR)*	208,800
510,300	Kazakhstan Kagazy PLC
	(GDR)* R	1,775,844
345,000	KazMunaiGas Exploration
	Production (GDR) Reg S#	10,077,402
		19,402,425
Malaysia: 4.5%
2,100,000	CB Industrial Product
	Holding BHD#	2,506,739
4,866,000	KNM Group BHD#	9,469,845
		11,976,584
Mexico: 1.5%
31,000	America Movil S.A. de
	C.V. (ADR)*	1,635,250
585,000	Grupo FAMSA S.A. de C.V.*	2,268,959
		3,904,209
Peru : 1.0%
33,000	Credicorp. Ltd. (ADR)	2,709,960

See Notes to Financial Statements

Worldwide Emerging Markets Fund

Schedule of Investments
June 30, 2008 (unaudited) (continued)

Number
of Shares		Value

Philippines: 0.9%
91,000,000	Megaworld Corp.#	$2,462,386
Poland: 1.0%
35,000	AmRest Holdings N.V.*#	1,263,726
377,000	Multimedia Polska S.A.#	1,268,474
		2,532,200
Russia: 10.1%
258,000	C.A.T. Oil A.G.*#	3,637,294
131,000	Gazprom OAO (ADR)#	7,567,717
100,000	LUKOIL (ADR)	9,820,000
800,000	Sberbank RF	2,533,911
250,000	Sistema Hals Reg S (GDR)*	1,745,000
80,000	Sistema Hals Reg S (GDR)* R	558,400
6,000	Vismpo-Avisma Corp. (USD)	987,437
		26,849,759
Singapore: 5.3%
4,140,000	CSE Global Ltd.#	3,207,611
1,242,000	Olam International Ltd.#	2,215,477
2,455,000	Sino-Environment Technology
	Group Ltd.*#	2,445,639
1,650,000	Wilmar International Ltd.#	6,131,111
		13,999,838
South Africa: 4.6%
830,000	African Bank Investments Ltd.#	2,487,938
176,724	Bidvest Group Ltd.*	2,220,448
175,000	Naspers Ltd.#	3,807,331
215,000	Spar Group Ltd.#	1,355,369
241,115	Standard Bank Group Ltd.#	2,340,239
		12,211,325
South Korea: 7.8%
62,000	Bukwang Pharmaceutical
	Co., Ltd.#	1,539,792
313,000	Finetec Corp.#	3,467,823
4,400	POSCO#	2,291,337
4,800	Samsung Electronics Co.,
	Ltd.#	2,867,704
70,000	T.K. Corp.*#	3,005,057
69,952	Taewoong Co. Ltd.#	6,747,672
253,000	Won Ik Quartz Corp.#	793,067
		20,712,452
Number
of Shares		Value

Taiwan: 7.1%
1,789,500	Awea Mechantronic Co. Ltd.#	$2,926,751
2,725,000	China Ecotek Corp.#	4,079,700
1,400,000	Chrome ATE, Inc.#	2,923,196
825,000	Fortune Electric Co., Ltd.#	1,305,631
1,115,000	Gloria Material Technology
	Corp.#	1,341,068
1,320,000	Lumax International Corp. Ltd.#	2,406,036
1,121,900	MJC Probe, Inc.#	2,633,145
665,000	Shining Building Business
	Co. Ltd.#	1,168,922
		18,784,449
Thailand: 0.9%
1,675,000	Airports of Thailand PCL	2,442,239
Turkey: 2.8%
90,000	BIM Birlesik Magazalar A.S.#	3,440,897
530,000	Sinpas Gayrimenkul Yatrim
	Ortakligi A.S.*#	1,915,110
259,800	Tekfen Holding A.S.*#	1,997,358
		7,353,365
Ukraine: 0.8%
106,000	XXI Century Investments
	Public Ltd. (GBP)*#	2,219,011
Total Common Stocks
(Cost: $236,681,033)		247,901,802
PREFERRED STOCK: 0.9%
(Cost: $154,482)
Brazil: 0.9%
77,000	Cia Vale do Rio Doce (ADR)*	2,297,680
MONEY MARKET FUND: 3.7%
(Cost: $9,747,959)
	AIM Treasury Portfolio -
9,747,959	Institutional Class	9,747,959
Total Investments: 98.2%
(Cost: $246,583,474)		259,947,441
Other assets less liabilities: 1.8%		4,842,076
NET ASSETS: 100.0%		$264,789,518

See Notes to Financial Statements

Worldwide Emerging Markets Fund

Schedule of Investments
June 30, 2008 (unaudited) (continued)

ADR - American Depositary Receipt
GBP - British Pound
GDR - Global Depositary Receipt
SGD - Singapore Dollar
USD - United States Dollar

* - Non-income producing

# - Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $175,254,636 which represents 66.2% of net assets.

R - Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the market value amounted to $4,489,281 or 1.7% of net assets.

Restricted securities held by the Fund are as follows:

	Acquisition	Number	Acquisition		% of
Security	Date	of Shares	Cost	Value	Net Assets
Kazakhstan Kagazy PLC (GDR)	7/19/2007	510,300	$2,551,500	$1,775,844	0.7%
Queenco Leisure International Ltd.	7/6/2007	182,500	2,448,979	2,155,037	0.8
Sistema Hals Reg S (GDR)	2/20/2008	80,000	606,400	558,400	0.2
			$5,606,879	$4,489,281	1.7%

Summary of Investments
by Industry (unaudited)	Investments	Value
Basic Materials	10.0%	$26,013,412
Communications	3.5	9,207,544
Consumer Cyclical	8.4	21,912,515
Consumer Non-cyclical	10.3	26,639,096
Diversified	2.4	6,267,681
Energy	17.9	46,512,518
Financial	17.1	44,369,203
Industrial	21.5	55,983,341
Technology	4.1	10,580,314
Utilities	1.1	2,713,858
Total Foreign Common and
Preferred Stocks	96.3	250,199,482
Money Market Fund	3.7	9,747,959
	100.0%	$259,947,441

See Notes to Financial Statements

Worldwide Emerging Markets Fund

Statement of Assets and Liabilities
June 30, 2008 (unaudited)

Assets:
Investments, at value (Cost $246,583,474)	$259,947,441
Foreign currency (Cost: $5,254,401)	5,297,063
Receivables:
Investments sold	1,272,944
Shares of beneficial interest sold	141,196
Dividends and interest	638,319
Total assets	267,296,963

Liabilities:
Payables:
Investments purchased	1,469,288
Shares of beneficial interest redeemed	634,994
Due to Adviser	258,689
Deferred Trustee Fees	26,639
Accrued expenses	117,835
Total liabilities	2,507,445

NET ASSETS	$264,789,518

Initial Class Shares:
Net Assets	$194,426,621
Shares of beneficial interest outstanding	13,955,955
Net asset value, redemption and offering price per share	$13.93

Class R1 Shares:
Net Assets	$70,362,897
Shares of beneficial interest outstanding	5,061,570
Net asset value, redemption and offering price per share	$13.90

Net Assets consist of:
Aggregate paid in capital	$230,884,497
Unrealized appreciation of investments and foreign currency transactions	13,402,625
Undistributed net investment income	(47,465)
Undistributed net realized gain on investments and foreign currency transactions	20,549,861
$264,789,518

See Notes to Financial Statements

Worldwide Emerging Markets Fund

Statement of Operations
Six Months Ended June 30, 2008 (unaudited)

Income
Dividends (net of foreign taxes withheld of $204,245)		$ 2,126,365
Interest		116,071
Total income		2,242,436

Expenses:
Management fees	$1,469,372
Custodian fees	183,933
Professional fees	33,599
Insurance	29,764
Trustees’ fees and expenses	17,560
Report to shareholders	24,727
Transfer agent fees - Initial Class Shares	7,511
Transfer agent fees - R1 Class Shares	6,227
Interest	886
Other	13,546
Total expenses	1,787,125
Net investment income		455,311

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments		23,284,697
Net realized loss on foreign currency transactions and foreign forward currency contracts		(482,673)
Net change in unrealized appreciation (depreciation) of investments		(81,800,347)
Net change in unrealized appreciation (depreciation) of foreign denominated assets and liabilities and
foreign forward currency contracts		43,239
Net realized and unrealized loss on investments		(58,955,084)

Net Decrease in Net Assets Resulting from Operations		($58,499,773)

See Notes to Financial Statements

Worldwide Emerging Markets Fund

Statements of Changes in Net Assets

	Six Months	Year
	Ended	Ended
	June 30,	December 31,
	2008	2007
	(unaudited)
Operations:
Net investment income	$455,311	$1,489,953
Net realized gain on investments, forward currency contracts, and foreign currency transactions	22,802,024	119,905,737
Net change in unrealized appreciation (depreciation) of investments, foreign denominated
assets and liabilities and foreign forward currency contracts	(81,757,108)	(19,344,279)
Net increase (decrease) in net assets resulting from operations	(58,499,773)	102,051,411
Dividends and distributions to shareholders:
Dividends from net investment income
Initial Class Shares	—	(1,042,700)
Class R1 Shares	—	(393,121)
	—	(1,435,821)
Distributions from net realized capital gains
Initial Class Shares	(86,476,617)	(41,186,658)
Class R1 Shares	(34,908,650)	(15,528,299)
	(121,385,267)	(56,714,957)
Total dividends and distributions	(121,385,267)	(58,150,778)
Share transactions*:
Proceeds from sales of shares
Initial Class Shares	25,873,637	88,307,515
Class R1 Shares	6,433,523	30,171,287
	32,307,160	118,478,802
Reinvestment of dividends and distributions
Initial Class Shares	86,476,617	42,229,358
Class R1 Shares	34,908,650	15,921,421
	121,385,267	58,150,779
Cost of shares redeemed
Initial Class Shares	(44,899,789)	(126,405,628)
Class R1 Shares	(23,610,467)	(35,930,066)
Redemption fees	28,833	60,418
	(68,481,423)	(162,275,276)
Net increase in net assets resulting from share transactions	85,211,004	14,354,305
Total increase (decrease) in net assets	(94,674,036)	58,254,938
Net Assets:
Beginning of period	359,463,554	301,208,616
End of period (including accumulated net investment loss of ($47,465) and ($20,103),
respectively)	$264,789,518	$359,463,554
* Shares of beneficial interest issued, reinvested and redeemed (unlimited number of
$.001 par value shares authorized):
Initial Class Shares:
Shares sold	1,622,552	3,517,544
Shares reinvested	5,890,778	2,086,431
Shares redeemed	(2,760,324)	(5,222,182)
Net increase	4,753,006	381,793
Class R1 Shares:
Shares sold	410,282	1,245,604
Shares reinvested	2,384,471	787,799
Shares redeemed	(1,505,951)	(1,500,481)
Net increase	1,288,802	532,922

See Notes to Financial Statements

Worldwide Emerging Markets Fund

Financial Highlights
For a share outstanding throughout each period:

			Initial Class
	Six Months
	Ended
	June 30,		Year Ended December 31,
	2008		2007	2006	2005	2004	2003
	(unaudited)

Net Asset Value, Beginning of Period	$27.71		$24.98	$19.91	$15.21	$12.15	$7.89
Income (Loss) from Investment Operations:
Net Investment Income	0.03		0.12	0.14	0.20	0.15	0.13
Net Realized and Unrealized Gain (Loss)
on Investments	(4.11)		7.47	7.15	4.63	2.98	4.14
Total from Investment Operations	(4.08)		7.59	7.29	4.83	3.13	4.27
Less:
Dividends from Net Investment Income	—		(0.12)	(0.13)	(0.13)	(0.07)	(0.01)
Distributions from Net Realized Capital Gains	(9.70)		(4.74)	(2.09)	—	—	—
Total Dividends and Distributions	(9.70)		(4.86)	(2.22)	(0.13)	(0.07)	(0.01)
Redemption Fees	—	(c)	— (c)	— (c)	— (c)	— (c)	—
Net Asset Value, End of Period	$13.93		$27.71	$24.98	$19.91	$15.21	$12.15
Total Return (a)	(16.53	)%(e)	37.56%	39.51%	32.00%	25.89%	54.19%

Ratios/Supplementary Data
Net Assets, End of Period (000)	$194,427		$255,052	$220,361	$198,077	$169,845	$176,308
Ratio of Gross Expenses to Average Net Assets	1.22	%(d)	1.23%	1.33%	1.35%	1.39%	1.43%
Ratio of Net Expenses to Average Net Assets (b)	1.22	%(d)	1.23%	1.33%	1.34%	1.36%	1.34%
Ratio of Net Investment Income to Average
Net Assets	0.33	%(d)	0.45%	0.63%	1.10%	1.07%	1.27%
Portfolio Turnover Rate	21	%(e)	80%	52%	65%	81%	63%

(a)

Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the period, reinvestment of any dividends and distributions at net asset value on the dividend/distribution payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(b)

Excluding interest expense, this ratio would be 1.30% for the year ended December 31, 2003. The ratio for all other periods shown would be unchanged if any interest expense incurred during those periods was excluded.

(c)	Amount represents less than $0.005 per share
(d)	Annualized
(e)	Not annualized

See Notes to Financial Statements

Worldwide Emerging Markets Fund

Financial Highlights
For a share outstanding throughout each period:

			Class R1 Shares
						For the Period
	Six Months					May 1, 2004*
	Ended					Through
	June 30,		Year Ended December 31,			December 31,
	2008		2007	2006	2005	2004
	(unaudited)

Net Asset Value, Beginning of Period	$27.68		$24.95	$19.89	$15.21	$11.94
Income from Investment Operations:
Net Investment Income	0.02		0.11	0.13	0.17	0.06
Net Realized and Unrealized Gain on Investments	(4.10)		7.48	7.15	4.64	3.21
Total from Investment Operations	(4.08)		7.59	7.28	4.81	3.27
Less:
Dividends from Net Investment Income	—		(0.12)	(0.13)	(0.13)	—
Distributions from Net Realized Capital Gains	(9.70)		(4.74)	(2.09)	—	—
Total Dividends and Distributions	(9.70)		(4.86)	(2.22)	(0.13)	—
Redemption Fees	—	(c)	— (c)	— (c)	— (c)	—	(c)
Net Asset Value, End of Period	$13.90		$27.68	$24.95	$19.89	$15.21
Total Return (a)	(16.53	)%(e)	37.62%	39.49%	31.86%	27.39	%(e)

Ratios/Supplementary Data
Net Assets, End of Period (000)	$70,363		$104,412	$80,848	$56,219	$25,906
Ratio of Gross Expenses to Average Net Assets	1.23	%(d)	1.24%	1.35%	1.38%	1.52	%(d)
Ratio of Net Expenses to Average Net Assets (b)	1.23	%(d)	1.24%	1.35%	1.36%	1.39	%(d)
Ratio of Net Investment Income to Average
Net Assets	0.27	%(d)	0.42%	0.62%	1.04%	1.27	%(d)
Portfolio Turnover Rate	21	%(e)	80%	52%	65%	81	%(e)

(a)

Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the period, reinvestment of any dividends and distributions at net asset value on the dividend/distribution payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(b)

Excluding interest expense, this ratio would be 1.23% for the year ended December 31, 2007. The ratio for all other periods shown would be unchanged if any interest expense incurred during those periods was excluded.

(c)	Amount represents less than $0.005 per share
(d)	Annualized
(e)	Not annualized
*	Inception date of Class R1 Shares.

See Notes to Financial Statements

Worldwide Emerging Markets Fund

Notes To Financial Statements
June 30, 2008 (unaudited)

Note 1—Fund Organization—Van Eck Worldwide Insurance Trust (the “Trust”), is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The trust was organized as a Massachusetts business trust on January 7, 1987. The Worldwide Emerging Markets Fund (the “Fund”) is a diversified series of the Trust and seeks long-term capital appreciation by investing primarily in equity securities in emerging markets around the world. The Fund offers two classes of shares: Initial Class Shares that have been continuously offered since the inception of the Fund, and Class R1 Shares that became available for purchase on May 1, 2004. The two classes are identical except Class R1 Shares are, under certain circumstances, subject to a redemption fee on redemptions within 60 days of purchase.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund.

A. Security Valuation—Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales price as reported at the close of each business day. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ official closing price. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. Securities for which market values are not readily available, or whose values have been affected by events occurring before the Fund’s pricing time (4:00 p.m. Eastern Time) but after the close of the securities’ primary market, are valued using methods approved by the Board of Trustees. The Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open. The price which the Fund may realize upon sale may differ materially from the value presented on the Schedule of Investments. Short-term obligations purchased with more than sixty days remaining to maturity are valued at market value. Short-term obligations purchased with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates market value. Forward foreign currency contracts are valued at the spot currency rate plus an amount (“points”) which reflects the differences in interest rates between the U.S. and foreign markets. Securities for which quotations are not available are stated at fair value as determined by a Pricing Committee of the Adviser appointed by the Board of Trustees. Certain factors such as economic conditions, political events, market trends and security specific information are used to determine the fair value for these securities. Short-term investments held as collateral for securities loaned are valued at net asset value.

Adoption of Statement of Financial Accounting Standards No. 157 Fair Value Measurements (FAS 157) – In September 2006, the Financial Accounting Standards Board issued FAS 157 effective for fiscal years beginning after November 15, 2007. This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. The Fund has adopted FAS 157 as of January 1, 2008. The three levels of the fair value hierarchy under FAS 157 are described below:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used to value the Fund’s investments as of June 30, 2008 is as follows:

	Level 2	Level 3
Level 1	Significant	Significant	Market
Quoted	Observable	Unobservable	Value of
Prices	Inputs	Inputs	Investments
$84,692,805	$175,254,636	None	$259,947,441

B. Federal Income Taxes—It is the Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed. Realized gains and losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gains and losses from foreign currency transactions.

D. Dividends and Distributions to Shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from such amounts determined in accordance with U.S. generally accepted accounting principles.

E. Other—Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Dividends on foreign securities are recorded when the Fund is informed of such dividends. Realized gains and losses are calculated on the specific identified cost basis. Interest income, including amortization of premiums and discounts, is accrued as earned. Estimated foreign taxes that are expected to be withheld from proceeds at the sale of certain foreign investments are accrued by the Fund and decrease the unrealized gain on investments.

Worldwide Emerging Markets Fund

Notes To Financial Statements (continued)

Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

F. Use of Derivative Instruments

Option Contracts—The Fund may invest, for hedging and other purposes, in call and put options on securities, currencies and commodities. Call and put options give the Fund the right but not the obligation to buy (calls) or sell (puts) the instrument underlying the option at a specified price. The premium paid on the option, should it be exercised, will, on a call, increase the cost of the instrument acquired and, on a put, reduce the proceeds received from the sale of the instrument underlying the option. If the options are not exercised, the premium paid will be recorded as a realized loss upon expiration. The Fund may incur additional risk to the extent the value of the underlying instrument does not correlate with the movement of the option value.

The Fund may also write call or put options. As the writer of an option, the Fund receives a premium. The Fund keeps the premium whether or not the option is exercised. The premium will be recorded, upon expiration of the option, as a short-term realized gain. If the option is exercised, the Fund must sell, in the case of a written call, or buy, in the case of a written put, the underlying instrument at the exercise price. The Fund may write only covered puts and calls. A covered call option is an option in which the Fund owns the instrument underlying the call. A covered call sold by the Fund exposes it during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying instrument or to possible continued holding of an underlying instrument which might otherwise have been sold to protect against a decline in the market price. A covered put exposes the Fund during the term of the option to a decline in price of the underlying instrument. A put option sold by the Fund is covered when, among other things, cash or short-term liquid securities are placed in a segregated account to fulfill the obligations undertaken. The Fund may incur additional risk from investments in written currency options if there are unanticipated movements in the underlying currencies. At June 30, 2008, the Fund had no written options outstanding.

Futures—The Fund may buy and sell financial futures contracts for hedging purposes. When the Fund enters into a futures contract, it must make an initial deposit (“initial margin”) as a partial guarantee of its performance under the contract. As the value of the futures contract fluctuates, the Fund is required to make additional margin payments (“variation margin”) to cover any additional obligation it may have under the contract. In the remote chance that a broker cannot fulfill its obligation, the Fund could lose the variation margin due to it. Risks may be caused by an imperfect correlation between the movements in price of the futures contract and the price of the underlying instrument and interest rates. Gains and losses on futures contracts, if any, are separately disclosed. At June 30, 2008, the Fund had no futures contracts outstanding.

Note 3—Management Fees—Van Eck Associates Corporation (the “Adviser”) is the investment adviser to the Fund. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of 1.00% of the Fund’s average daily net assets. For the period May 1, 2007 through April 30, 2009, the Adviser has agreed to waive management fees and/or assume expenses, excluding interest, taxes, and extraordinary expenses, exceeding 1.40% of average daily net assets for both Initial Class Shares and Class R1 Shares. For the six months ended June 30, 2008, no management fees were waived nor were any expenses assumed by the Adviser. Certain of the officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Van Eck Securities Corporation, the Distributor.

Note 4—Investments—For the six months ended June 30, 2008, the cost of purchases and proceeds from sales of investments, other than U.S. government securities and short-term obligations, aggregated $60,561,525 and $104,227,933, respectively.

Note 5—Income Taxes—For federal income tax purposes, the identified cost of investments owned at June 30, 2008 was $249,214,370 and net unrealized appreciation aggregated $10,733,071 of which $54,354,205 related to appreciated securities and $43,621,134,related to depreciated securities.

The tax character of dividends and distributions paid to shareholders was as follows:

	During the	During the
	Six Months	Year
	Ended	Ended
	June 30,	December 31,
	2008	2007
Ordinary income	$20,596,056	$23,798,032
Long term capital gains	100,789,211	34,352,746
Total	$121,385,267	$58,150,778

In July 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how certain tax provisions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions will “more-likely-than-not” be sustained by the applicable tax authority, and is applicable to all open tax years (tax years ended December 31, 2005-2007). The Fund adopted the provisions of FIN 48, evaluated the tax positions taken and to be taken, and concluded that no provision for income tax is required in the Fund’s financial statements.

Note 6—Concentration of Risk—The Fund may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, less reliable information about issuers, different securities transaction clearance and settlement practices, and future adverse political and economic developments. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers.

Worldwide Emerging Markets Fund

Notes To Financial Statements (continued)

At June 30, 2008, the aggregate shareholder accounts of three insurance companies owned approximately 75%, 7% and 5% of the Initial Class Shares and one of whom owned approximately 100% of the Class R1 Shares.

Note 7—Warrants—The Fund may invest in warrants whose values are linked to indices or underlying instruments. The Fund may use these warrants to gain exposure to markets that might be difficult to invest in through conventional securities. Warrants may be more volatile than their linked indices or underlying instruments. Potential losses are limited to the amount of the original investment.

Note 8—Forward Foreign Currency Contracts—The Fund may buy and sell forward foreign currency contracts to settle purchases and sales of foreign denominated securities. In addition, the Fund may enter into forward foreign currency contracts to hedge foreign denominated assets. Realized gains and losses from forward foreign currency contracts are included in realized gain (loss) from foreign currency transactions on the Statement of Operations. The Fund may incur additional risk from investments in forward foreign currency contracts if the counterparty is unable to fulfill its obligation or there are unanticipated movements of the foreign currency relative to the U.S. dollar. At June 30, 2008, the Fund had no outstanding forward foreign currency contracts.

Note 9—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Plan”) for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The Fund’s contributions to the Plan are limited to the amount of fees earned by the participating Trustees. The fees otherwise payable to the participating Trustees are invested in shares of the Van Eck Funds (another registered investment company managed by the Adviser) as directed by the Trustees.

The expense for the deferred compensation plan is included in “Trustees’ fees and expenses” in the Statement of Operations. The liability for the deferred compensation plan is shown as “Deferred Trustee fees” in the Statement of Assets and Liabilities.

Note 10—Equity Swap—The Fund may enter into an equity swap to gain investment exposure to the relevant market of the underlying security. A swap is an agreement that obligates the parties to exchange cash flows at specified intervals. The Fund is obligated to pay the counterparty on trade date an amount based upon the value of the underlying instrument (notional amount) and, at termination date, final payment is settled based on the value of the underlying security on trade date versus the value on termination date plus accrued dividends. Risks may arise as a result of the failure of the counterparty to the contract to comply with the terms of the swap contract. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default of the counterparty. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk.

Additionally, risks may arise from unanticipated movements in the value of the swap relative to the underlying securities. The net receivable or payable for financial statement purposes is shown as due to or from broker on the Statement of Assets and Liabilities. At June 30, 2008, there were no equity swaps outstanding.

Note 11—Bank Line of Credit—The Trust may participate with the Van Eck Funds (together the “Funds”) in a $10 million committed credit facility (“Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Funds, including the Fund, at the request of the shareholders and other temporary or emergency purposes. The Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the Funds at rates based on prevailing market rates in effect at the time of borrowings. During the six months ended June 30, 2008, there were no borrowings by the Fund under this Facility.

Note 12—Regulatory Matters—In July 2004, the Adviser received a “Wells Notice” from the SEC in connection with the SEC’s investigation of market-timing activities. This Wells Notice informed the Adviser that the SEC staff was considering recommending that the SEC bring a civil or administrative action alleging violations of U.S. securities laws against the Adviser and two of its senior officers. Under SEC procedures, the Adviser has an opportunity to respond to the SEC staff before the staff makes a formal recommendation. The time period for the Adviser’s response has been extended until further notice from the SEC and, to the best knowledge of the Adviser, no formal recommendation has been made to the SEC to date. There cannot be any assurance that, if the SEC were to assess sanctions against the Adviser, such sanctions would not materially and adversely affect the Adviser. If it is determined that the Adviser or its affiliates engaged in improper or wrongful activity that caused a loss to a Fund, the Board of Trustees of the Funds will determine the amount of restitution that should be made to a Fund or its shareholders. At the present time, the amount of such restitution, if any, has not been determined. The Board and the Adviser are currently working to resolve outstanding issues relating to these matters.

Van Eck Worldwide Insurance Trust

WORLDWIDE BOND FUND
WORLDWIDE EMERGING MARKETS FUND
WORLDWIDE HARD ASSETS FUND
WORLDWIDE REAL ESTATE FUND

Approval of Advisory Agreements

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the Board of Trustees (the “Board”), including by a vote of a majority of the Trustees who are not “interested persons” of the Funds (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

In considering the renewal of the investment advisory agreements, the Board, comprised exclusively of Independent Trustees, reviewed and considered information that had been provided by Van Eck Associates Corporation, the Funds’ Adviser (the “Adviser”), throughout the year at regular Board meetings, as well as information requested by the Board and furnished by the Adviser for the meetings of the Board held on June 11 and 12, 2008 to specifically consider the renewal of each Fund’s investment advisory agreement. This information included, among other things, the following:

  Information about the overall organization of the Adviser and the Adviser’s short-term and long-term business plan with respect to its mutual fund operations;

  The Adviser’s consolidated financial statements for the past three fiscal years;

  A description of the advisory agreements with the Funds, their terms and the services provided under each agreement;

  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the Funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

  Presentations by the Adviser’s key investment personnel with respect to the Adviser’s investment strategies and general investment outlook in relevant markets, and the resources available to support the implementation of such investment strategies;

  An independently prepared report comparing the management fees and non-investment management expenses of each Fund during its fiscal year ended December 31, 2007 with those of (i) the universe of funds with a similar investment strategy, offered in connection with variable insurance products (the “Expense Universe”), and (ii) a sub-group of the Expense Universe consisting of funds of comparable size and fees and expense structure (the “Peer Group”);

  An independently prepared report comparing each Fund’s annualized investment performance for the one- through five-year periods ended December 31, 2007 with those of (i) the universe of funds with a similar investment strategy, offered in connection with variable insurance products (the “Performance Universe”), (ii) its Peer Group, and (iii) appropriate benchmark indices as identified by an independent data provider;

  An analysis of the profitability of the Adviser with respect to the services it provides to each Fund and the Van Eck complex of mutual funds as a whole;

  Information regarding other accounts and investment vehicles managed by the Adviser, their investment strategy, the net assets under management in each such account and vehicle, and the individuals that are performing investment management functions with respect to each such account and vehicle;

  Information concerning the Adviser’s compliance program, the resources devoted to compliance efforts undertaken by the Adviser and its affiliates on behalf of the Funds, and reports regarding a variety of compliance-related issues;

  Reports with respect to the Adviser’s brokerage practices, including the benefits received by the Adviser from research acquired with soft dollars; and

  Other information provided by the Adviser in its response to a comprehensive questionnaire prepared by independent legal counsel on behalf of the Independent Trustees.

In considering whether to approve the investment advisory agreements, the Board evaluated the following factors: (1) the quality, nature, cost and character of the investment management as well as the administrative and other non-investment management services provided by the Adviser and its affiliates; (2) the nature, quality and extent of the services performed by the Adviser in interfacing with, and monitoring the services performed by, third parties, such as the Funds’ custodian, transfer agent, sub-accounting agent and independent auditors, and the Adviser’s commitment and efforts to review the quality and pricing of third party service providers to the Funds with a view to reducing non-management expenses of the Funds; (3) the terms of the advisory agreements and the reasonableness and appropriateness of the particular fee paid by each Fund for the services described therein; (4) the Adviser’s willingness to reduce the cost of the Funds to shareholders from time to time by means of waiving a portion of its management fees or paying expenses of the Funds or by reducing fees from time to time; (5) the services, procedures and processes used to determine the value of Fund assets, and the actions taken to monitor and test the effectiveness of such services, procedures and processes; (6) the ongoing efforts of, and resources devoted by, the Adviser with respect to the development of a comprehensive compliance program and written compliance policies and procedures, and the implementation of recommendations of independent consultants with respect to a variety of compliance issues; (7) the responsiveness of the Adviser and its affiliated companies to inquiries from, and examinations by, regulatory agencies such as the Securities and Exchange Commission (“SEC”); (8) the Adviser’s record of compliance with its policies and procedures; and (9) the ability of the Adviser to attract and retain quality professional personnel to perform investment advisory and administrative services for the Funds.

Van Eck Worldwide Insurance Trust

The Board considered the fact that the Adviser had received in 2004 a Wells Notice from the SEC, as well as a request for information from the Office of the New York State Attorney General (“NYAG”), in connection with investigations concerning market timing and related matters. The Board determined that the Adviser has cooperated with the Board in connection with these matters and that the Adviser has taken appropriate steps to implement policies and procedures reasonably designed to prevent harmful market timing activities by investors in the Funds. In addition, the Board concluded that the Adviser has acted in good faith in providing undertakings to the Board to make restitution of damages, if any, that may have resulted from any prior wrongful actions of the Adviser.

The Board considered the fact that the Adviser is managing other investment products and vehicles, including exchange-traded funds, hedge funds and separate accounts, that invest in the same financial markets and are managed by the same investment professionals according to a similar investment strategy as certain of the Funds. The Board concluded that the management of these products contributes to the Adviser’s financial stability and is helpful to the Adviser in attracting and retaining quality portfolio management personnel for the Funds. In addition, the Board concluded that the Adviser has established appropriate procedures to monitor conflicts of interest involving the management of the Funds and the other products and for resolving any such conflicts of interest in a fair and equitable manner.

In evaluating the investment performance and fees and expenses of each Fund, the Board considered the specific factors set forth below. The Board concluded, with respect to each Fund, that the performance of the Fund is satisfactory, and that the management fee charged to, and the total expense ratio of, the Fund are reasonable. In reaching its conclusions the Board took specific note of the following information with respect to each Fund:

Worldwide Bond Fund. The Board noted that: (1) the Fund had outperformed its Performance Universe average for the annualized one- and two-year periods ended December 31, 2007; (2) the Adviser has agreed to waive or to reimburse expenses through April 2009 to the extent necessary to maintain an agreed upon expense ratio; and (3) the Fund’s expense ratio, although higher than the median for its Peer Group, is not unreasonable in view of the relatively small size of the Fund and the nature of the global investment strategy used to pursue the Fund’s objective.

Worldwide Emerging Markets Fund. The Board noted that: (1) the Fund had outperformed its Performance Universe average and its benchmark index for the annualized two- through five-year periods ended December 31, 2007; (2) the Adviser has agreed to waive or to reimburse expenses through April 2009 to the extent necessary to maintain an agreed upon expense ratio; and (3) the Fund’s overall expense ratio, net of fee waivers, was the lowest in its Peer Group.

Worldwide Hard Assets Fund. The Board noted that: (1) the Fund had outperformed its Performance Universe average and its benchmark index for the annualized one- through five-year periods ended December 31, 2007; (2) the Adviser has agreed to waive or to reimburse expenses through April 2009 to the extent necessary to maintain an agreed upon expense ratio; and (3) the Fund’s expense ratio is higher than the median for its Peer Group, but within the range of expense ratios for its Peer Group.

Worldwide Real Estate Fund. The Board noted that: (1) the Fund had outperformed its Performance Universe average and its benchmark index for the annualized one- through five-year periods ended December 31, 2007; (2) the Adviser has agreed to waive or to reimburse expenses through April 2009 to the extent necessary to maintain an agreed upon expense ratio; (3) the Fund’s overall management fee during 2007, net of fee waivers, was lower than the median for its Peer Group; and (4) the Fund’s expense ratio, net of fee waivers, was within the range of expense ratios for its Peer Group.

The Board considered the profits, if any, realized by the Adviser from managing the Funds, in light of the services rendered and the costs associated with providing such services, and concluded that the profits realized by the Adviser from managing the Funds are not excessive. In this regard, the Board also considered the extent to which the Adviser may realize economies of scale as each Fund grows, and whether each Fund’s fee reflects these economies of scale for the benefit of shareholders. The Board concluded that, with respect to Worldwide Bond Fund and Worldwide Hard Assets Fund, the advisory fee breakpoints in place will allow the Funds to share the benefits of economies of scale as they grow in a fair and equitable manner. The Board also concluded that, with respect to each of Worldwide Emerging Markets Fund and Worldwide Real Estate Fund, the Adviser does not currently, and is unlikely in the foreseeable future to, realize material benefits from economies of scale and, therefore, the implementation of breakpoints would not be warranted at this time for either Fund.

The Board did not consider any single factor as controlling in determining whether or not to renew the investment advisory agreement. Nor are the items described herein all of the matters considered by the Board. Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, and assisted by the advice of its independent counsel, the Board concluded that the renewal of the investment advisory agreements, including the fee structures (described herein) is in the interests of shareholders, and accordingly, the Board approved the continuation of the advisory agreements for an additional one-year period.

Investment Adviser:	Van Eck Associates Corporation
Distributor:	Van Eck Securities Corporation
99 Park Avenue, New York, NY 10016
www.vaneck.com
Account Assistance:	(800) 544-4653

This report must be preceded or accompanied by a Van Eck Worldwide Insurance Trust (the “Trust”) Prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the investment company. Please read the prospectus carefully before investing.

Additional information about the Trust’s Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 1.800.826.2333, or by visiting www.vaneck.com, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1.800.SEC.0330. The Fund’s complete schedule of portfolio holdings is also available by calling 1.800.826.2333 or by visiting www.vaneck.com.

Item 2. CODE OF ETHICS.

     Not applicable.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT.

     Not applicable.

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     Not applicable.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

     Not applicable.

Item 6. SCHEDULE OF INVESTMENTS.

     Information included in Item 1.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
        MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

Item 8. PORTFOLIO MANAGER OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

Item 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
        COMPANY AND AFFILIATED PURCHASERS.

     Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

     No changes.

Item 11. CONTROLS AND PROCEDURES.

(a)  The Chief Executive Officer and the Chief Financial Officer have concluded that the Worldwide Emerging Markets Fund disclosure controls and procedures
     (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the Worldwide
     Emerging Markets Fund is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)  There were no significant changes in the registrant's internal controls over financial reporting or in other factors that could significantly affect these controls over financial reporting subsequent to the date of our evaluation.

Item 12. EXHIBITS.

(a)(1) Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached as Exhibit 99.CERT.

(b)  Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is furnished as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) WORLDWIDE INSURANCE TRUST - WORLDWIDE EMERGING MARKETS FUND

By (Signature and Title) /s/ Bruce J. Smith, SVP & CFO
                         -----------------------------
Date  August 28, 2008
      ---------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Keith J. Carlson, CEO
                        --------------------------
Date  August 28, 2008
      ---------------

By (Signature and Title)  /s/ Bruce J. Smith, CFO
                         -------------------------
Date  August 28, 2008
      ---------------